SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             January 26, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2007, the Board of Directors of Alabama Power Company (the “Company”) amended the Company’s By-Laws (the “Amended By-Laws”). Prior to the amendment, the By-Laws specified that the annual meeting of stockholders be held on the fourth Friday in April of each year and, if a legal holiday, then on the following Friday. The Amended By-Laws added to such provision that the Board of Directors may designate a date for the annual meeting of stockholders other than the date specified in April. The Amended By-Laws became effective on January 26, 2007.

The paragraph above contains only a summary description of the Amended By-Laws and is qualified in its entirety by reference to the full text of the Amended By-Laws, which is attached as Exhibit 3(b)2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(b)	Exhibits.
	3(b)2	-	By-laws of the Company as amended effective January 26, 2007, and as presently in effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2007	ALABAMA POWER COMPANY
By /s/Wayne Boston Wayne Boston Assistant Secretary